SUPPLEMENTAL INFORMATION

FOR THE SIX MONTHS ENDED JUNE 30, 2015 AND 2014

WP GLIMCHER

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated and combined statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Components of minimum rents and other revenue	3
Calculation of funds from operations (FFO)	4
Net operating income growth for comparable properties	5
Statements of operations - including proportionate share of unconsolidated properties (unaudited)	6
Balance sheet - including proportionate share of unconsolidated properties (unaudited)	7

Debt Information
Total debt maturities	8
EBITDA and key balance sheet metrics	9

Operational Data
Property metrics	10
Leasing results	11
Re-leasing spreads	12
Top 10 tenants	13
Lease expirations	14

Development Activity
Capital expenditures	15
Major redevelopment projects	16

Other
Property information	17-24
Glossary of terms	25

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
WP Glimcher
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Revenue:
Minimum rent (see components on page 3)	$163,633	$108,374	$326,337	$215,011
Overage rent	2,292	1,134	5,555	3,244
Tenant reimbursements	67,423	47,179	136,650	94,347
Other (see components on page 3)	4,238	1,488	6,766	3,542
Total revenue	237,586	158,175	475,308	316,144

Expenses:
Property operating expenses	(42,483)	(26,219)	(83,562)	(52,359)
Real estate taxes	(27,777)	(18,752)	(58,342)	(38,699)
Repairs and maintenance	(7,846)	(4,934)	(17,334)	(12,084)
Advertising and promotion	(2,656)	(1,932)	(5,343)	(3,884)
Total recoverable expenses	(80,762)	(51,837)	(164,581)	(107,026)
Depreciation and amortization	(91,453)	(47,288)	(183,637)	(93,256)
Provision for credit losses	(883)	(619)	(1,581)	(1,405)
General and administrative	(12,235)	(1,865)	(21,935)	(1,865)
Spin-off costs	—	(39,931)	—	(39,931)
Merger and transaction costs	(4,903)	—	(25,713)	—
Ground rent and other costs	(2,548)	(1,281)	(5,296)	(2,400)
Total operating expenses	(192,784)	(142,821)	(402,743)	(245,883)

Operating Income	44,802	15,354	72,565	70,261

Interest expense, net	(38,774)	(22,677)	(75,896)	(36,594)
Income and other taxes	(528)	(66)	(973)	(141)
(Loss) income of unconsolidated real estate entities, net	(1,703)	402	(1,487)	747
Gain upon acquisition of controlling interests and on sale of interests in properties	5,147	91,268	5,147	91,510

Net income (loss)	8,944	84,281	(644)	125,783
Net income (loss) attributable to noncontrolling interests	1,048	14,480	(1,248)	21,590
Net income attributable to the Company	7,896	69,801	604	104,193
Less: Preferred share dividends	(3,995)	—	(8,973)	—
Net income (loss) attributable to common shareholders	$3,901	$69,801	$(8,369)	$104,193

Earnings (loss) per common share, basic and diluted	$0.02	$0.45	$(0.05)	$0.67

SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
WP Glimcher
(Unaudited, dollars in thousands)

	June 30,	December 31,
	2015	2014
Assets:
Investment properties at cost	$6,771,581	$5,251,225
Construction in progress	62,359	41,440
	6,833,940	5,292,665
Less: accumulated depreciation	2,225,595	2,113,929
	4,608,345	3,178,736

Cash and cash equivalents	120,790	108,768
Tenant receivables and accrued revenue, net	95,558	69,616
Investment in unconsolidated entities, at equity	478,489	—
Deferred costs and other assets	323,016	170,883
Total assets	$5,626,198	$3,528,003

Liabilities:
Mortgage notes payable	$1,953,355	$1,435,114
Notes payable	249,933	—
Unsecured term loans	1,000,000	500,000
Revolving credit facility	433,750	413,750
Accounts payable, accrued expenses, intangibles, and deferred revenues	329,597	194,014
Distributions payable	2,992	—
Cash distributions and losses in partnerships and joint ventures, at equity	15,389	15,298
Other liabilities	13,140	11,786
Total liabilities	3,998,156	2,569,962

Redeemable noncontrolling interests	6,148	—

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	—
Series I Cumulative Redeemable Preferred Stock	98,325	—
Common stock	19	16
Capital in excess of par value	1,218,876	720,921
Accumulated (deficit) earnings	(28,639)	68,114
Accumulated other comprehensive income	3,540	—
Total stockholders' equity	1,396,372	789,051
Noncontrolling interests	225,522	168,990
Total equity	1,621,894	958,041
Total liabilities, redeemable noncontrolling interests and equity	$5,626,198	$3,528,003

SUPPLEMENTAL INFORMATION | 2

COMPONENTS OF MINIMUM RENTS AND OTHER REVENUE
WP Glimcher
(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Components of Minimum Rents:

Base rent	$146,222	$99,716	$293,380	$197,586
Mark-to-market adjustment	6,364	125	11,003	369
Straight-line rents	1,725	64	3,320	240
Temporary tenant rents	9,322	8,469	18,634	16,816
Total Minimum Rents	$163,633	$108,374	$326,337	$215,011

Components of Other Revenue:
Sponsorship and other ancillary property income	$1,556	$864	$2,831	$1,718
Fee income	878	54	912	106
Lease termination income	538	214	1,009	432
Other	1,266	356	2,014	1,286
Total Other Revenue	$4,238	$1,488	$6,766	$3,542

SUPPLEMENTAL INFORMATION | 3

CALCULATION OF FUNDS FROM OPERATIONS (INCLUDING PRO-RATA SHARE OF JOINT VENTURES)
WP Glimcher
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Funds from Operations ("FFO"):
Net income (loss)	$8,944	$84,281	$(644)	$125,783
Less: Preferred dividends and distributions on preferred operating partnership units	(4,054)	—	(9,082)	—
Real estate depreciation and amortization, including joint venture impact	95,518	48,256	187,200	95,390
Noncontrolling interest portion of depreciation and amortization	(41)	—	(74)	—
Gain upon acquisition of controlling interests and on sale of interests in properties	(5,147)	(91,268)	(5,147)	(91,510)
Net income attributable to noncontrolling interest holders in properties	(3)	—	—	—
FFO	$95,217	$41,269	$172,253	$129,663

Adjusted Funds from Operations:
FFO	$95,217	$41,269	$172,253	$129,663
Add back: Spin-off costs	—	39,931	—	39,931
Add back: Glimcher merger and transaction costs	4,903	—	25,713	—
Add back: Bridge loan fee amortization	6,307	—	10,428	—
Adjusted FFO	$106,427	$81,200	$208,394	$169,594

Weighted average common shares outstanding	220,252	186,890	217,662	186,815

FFO per diluted share	$0.43	$0.22	$0.79	$0.69
Total adjustments	0.05	0.21	0.17	0.22
Adjusted FFO per diluted share	$0.48	$0.43	$0.96	$0.91

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Supplemental Disclosure of Amounts included in FFO:
Deferred leasing costs	$5,646	$2,798	$11,064	$5,523
Non-cash stock compensation expense	$2,800	$142	$5,116	$142
Straight-line adjustment as an increase to minimum rents	$1,725	$64	$3,320	$240
Straight-line and fair market value adjustment recorded as an increase to ground lease expense	$449	$207	$1,120	$413
Fair value of debt amortized as a decrease to interest expense	$6,785	$112	$11,245	$224
Mark-to-market adjustment as an increase to base rents	$6,364	$125	$11,003	$369

SUPPLEMENTAL INFORMATION | 4

NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
WP Glimcher
Including Pro-Rata Share of Unconsolidated Properties
(dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2015	2014	Variance $	Variance %	2015	2014	Variance $	Variance %

Comparable Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$150,368	$151,091	$(723)	-0.5%	$304,146	$303,578	$568	0.2%
Overage rent	2,531	1,808	723	40.0%	5,508	4,632	876	18.9%
Tenant reimbursements	65,529	67,559	(2,030)	-3.0%	135,565	136,704	(1,139)	-0.8%
Other	2,234	1,826	408	22.3%	4,059	3,677	382	10.4%
Total revenue	220,662	222,284	(1,622)	-0.7%	449,278	448,591	687	0.2%

Expenses:
Recoverable	(67,929)	(69,623)	1,694	-2.4%	(141,873)	(143,065)	1,192	-0.8%
Property operating	(2,810)	(2,680)	(130)	4.9%	(6,522)	(5,969)	(553)	9.3%
Ground rent	(1,880)	(1,905)	25	-1.3%	(3,862)	(3,860)	(2)	0.1%
Total operating expenses	(72,619)	(74,208)	1,589	-2.1%	(152,257)	(152,894)	637	-0.4%

Comp NOI - Total portfolio	$148,043	$148,076	$(33)	0.0%	$297,021	$295,697	$1,324	0.4%

Comp NOI - Core malls	$114,841	$116,395	$(1,554)	-1.3%	$232,042	$233,371	$(1,329)	-0.6%
Comp NOI - Community centers	$33,202	$31,681	$1,521	4.8%	$64,979	$62,326	$2,653	4.3%

Reconciliation of Comp NOI to Operating Income
Operating income	$44,802	$15,354	$29,448		$72,565	$70,261	$2,304

Depreciation and amortization	91,453	47,288	44,165		183,637	93,256	90,381
General and administrative	12,235	1,865	10,370		21,935	1,865	20,070
Merger and transaction costs	4,903	39,931	(35,028)		25,713	39,931	(14,218)
Fee income	(878)	(54)	(824)		(912)	(106)	(806)
Management fee allocation	5,961	4,128	1,833		11,343	7,630	3,713
Adjustment to include Glimcher NOI from prior to merger (2)	—	37,227	(37,227)		7,843	81,132	(73,289)
Pro-rata share of unconsolidated joint ventures on comp NOI	3,823	3,813	10		4,126	4,130	(4)
Non-comparable properties (1)	275	574	(299)		(918)	(73)	(845)
NOI from sold properties	28	5,517	(5,489)		(1,111)	13,668	(14,779)
Termination income and outparcel sales	(996)	(222)	(774)		(1,501)	(1,202)	(299)
Straight-line rents	(1,725)	(64)	(1,661)		(3,452)	(240)	(3,212)
Ground lease adjustments for straight-line and fair market value	449	207	242		1,218	413	805
Fair value adjustments to base rents	(6,364)	(125)	(6,239)		(11,184)	(369)	(10,815)
Less: non-core properties (3)	(5,923)	(7,363)	1,440		(12,281)	(14,599)	2,318

Comparable NOI - core portfolio	$148,043	$148,076	$(33)		$297,021	$295,697	$1,324
Comparable NOI percentage change - core portfolio			0.0%				0.4%

Comparable NOI - total portfolio (including non-core)	$153,966	$155,439	$(1,473)		$309,302	$310,296	$(994)
Comparable NOI percentage change - total portfolio			-0.9%				-0.3%

(1) NOI excluded from comparable property NOI relates to properties not owned and operating in all periods reported. The assets acquired as part of the Glimcher merger are included in Comp NOI; as described in note 2 below.

(2) Represents an adjustment to add the historical NOI amounts from the 23 properties acquired in the Merger for periods prior to the January 15, 2015 Merger date. This adjustment is included to provide comparability across the periods presented.

(3) NOI from seven non-core properties was excluded from Comp NOI.

SUPPLEMENTAL INFORMATION | 5

STATEMENT OF OPERATIONS - INCLUDING PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES
WP Glimcher
(Unaudited, dollars in thousands)

	Three Months Ended June 30, 2015			Six Months Ended June 30, 2015
	As Reported	WPG's Share of Unconsolidated Entities	Total	As Reported	WPG's Share of Unconsolidated Entities	Total

Revenue:
Minimum rent	$163,633	$4,483	$168,116	$326,337	$4,897	$331,234
Overage rent	2,292	280	2,572	5,555	292	5,847
Tenant reimbursements	67,423	1,899	69,322	136,650	2,142	138,792
Other	4,238	189	4,427	6,766	210	6,976
Total revenue	237,586	6,851	244,437	475,308	7,541	482,849

Expenses:
Property operating expenses	(42,483)	(1,409)	(43,892)	(83,562)	(1,606)	(85,168)
Real estate taxes	(27,777)	(616)	(28,393)	(58,342)	(647)	(58,989)
Repairs and maintenance	(7,846)	(481)	(8,327)	(17,334)	(515)	(17,849)
Advertising and promotion	(2,656)	(143)	(2,799)	(5,343)	(153)	(5,496)
Total recoverable expenses	(80,762)	(2,649)	(83,411)	(164,581)	(2,921)	(167,502)
Depreciation and amortization	(91,453)	(4,370)	(95,823)	(183,637)	(4,464)	(188,101)
Provision for credit losses	(883)	(48)	(931)	(1,581)	(49)	(1,630)
General and administrative	(12,235)	(19)	(12,254)	(21,935)	(19)	(21,954)
Merger and transaction costs	(4,903)	—	(4,903)	(25,713)	—	(25,713)
Ground rent and other costs	(2,548)	(306)	(2,854)	(5,296)	(363)	(5,659)
Total operating expenses	(192,784)	(7,392)	(200,176)	(402,743)	(7,816)	(410,559)

Operating Income (Loss)	44,802	(541)	44,261	72,565	(275)	72,290

Interest expense, net	(38,774)	(1,192)	(39,966)	(75,896)	(1,267)	(77,163)
Income and other taxes	(528)	—	(528)	(973)	—	(973)
(Loss) income of unconsolidated real estate entities, net	(1,703)	1,703	—	(1,487)	1,487	—
Gain on sale of interests in properties	5,147	—	5,147	5,147	—	5,147

Net income (loss)	8,944	(30)	8,914	(644)	(55)	(699)
Net income (loss) attributable to noncontrolling interests	1,048	—	1,048	(1,248)	—	(1,248)
Net income attributable to the Company	7,896	(30)	7,866	604	(55)	549
Less: Preferred share dividends	(3,995)	30	(3,965)	(8,973)	55	(8,918)
Net income (loss) attributable to common shareholders	$3,901	$—	$3,901	$(8,369)	$—	$(8,369)

SUPPLEMENTAL INFORMATION | 6

BALANCE SHEET - INCLUDING PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES
WP Glimcher
(Unaudited, dollars in thousands)

	June 30, 2015 As Reported	WPG's Share of Unconsolidated Entities		June 30, 2015 Total Share
Assets:
Investment properties at cost	$6,771,581	$887,433		$7,659,014
Construction in progress	62,359	41,598		103,957
	6,833,940	929,031		7,762,971
Less: accumulated depreciation	2,225,595	24,689		2,250,284
	4,608,345	904,342		5,512,687

Cash and cash equivalents	120,790	8,591		129,381
Tenant accounts receivable and accrued revenue, net	95,558	3,020		98,578
Investment in unconsolidated entities, at equity	478,489	1,934		480,423
Deferred costs and other assets	323,016	32,817		355,833
Total assets	$5,626,198	$950,704		$6,576,902

Liabilities:
Mortgage notes payable	$1,953,355	$414,738		$2,368,093
Bonds payable	249,933	—		249,933
Unsecured term loans	1,000,000	—		1,000,000
Revolving credit facility	433,750	—		433,750
Accounts payable, accrued expenses, intangibles, and deferred revenues	329,597	78,784	(1)	408,381
Distributions payable	2,992	—		2,992
Cash distributions and losses in partnerships and joint ventures, at equity	15,389	—		15,389
Other liabilities	13,140	58		13,198
Total liabilities	3,998,156	493,580		4,491,736

Redeemable noncontrolling interests	6,148	—		6,148

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	104,251	—		104,251
Series I Cumulative Redeemable Preferred Stock	98,325	—		98,325
Common stock	19	—		19
Capital in excess of par value	1,218,876	457,124		1,676,000
Accumulated (deficit) earnings	(28,639)	—		(28,639)
Accumulated other comprehensive income	3,540	—		3,540
Total stockholders' equity	1,396,372	457,124		1,853,496
Noncontrolling interests	225,522	—		225,522
Total equity	1,621,894	457,124		2,079,018
Total liabilities, redeemable noncontrolling interests and equity	$5,626,198	$950,704		$6,576,902

(1) Includes $54,219 in below market lease intangibles.

SUPPLEMENTAL INFORMATION | 7

TOTAL DEBT MATURITIES
WP Glimcher
As of June 30, 2015
(dollars in millions)

Note: Assumes full exercise of extension options.

SUPPLEMENTAL INFORMATION | 8

EBITDA AND KEY BALANCE SHEET METRICS
WP Glimcher
(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Calculation of EBITDA:
Net income (loss)	$8,944	$84,281	$(644)	$125,783
Interest expense, net	38,774	22,677	75,896	36,594
Income and other taxes	528	66	973	141
Depreciation and amortization	91,453	47,288	183,637	93,256
EBITDA	139,699	154,312	259,862	255,774
Adjustments related to pro-rata share of unconsolidated entities, net	5,532	1,755	5,676	3,691
Merger and transaction costs	4,903	—	25,713	—
Spin-off costs	—	39,931	—	39,931
Gain upon acquisition of controlling interests and on sale of interests in properties	(5,147)	(91,268)	(5,147)	(91,510)
Adjusted EBITDA	$144,987	$104,730	$286,104	$207,886

	As of June 30, 2015
Key Balance Sheet Metrics:	Ratio
Total indebtedness to Total assets	47.9%
Secured indebtedness to Total assets	25.6%
Consolidated EBITDA / Annual service charge	3.81x
Total unencumbered assets / Total unsecured indebtedness	271%

Note:  Balance sheet metrics above are based upon the bond covenants definitions using the trailing 12 months of EBITDA for all properties including the Glimcher assets.

SUPPLEMENTAL INFORMATION | 9

PROPERTY METRICS
WP Glimcher
As of June 30, 2015

	June 30, 2015	June 30, 2014

Core Malls (excludes seven non-core properties):
Occupancy	89.9%	92.0%

Base minimum rent PSF	$26.85	$26.54

Sales PSF	$358	$342

Occupancy cost	12.6%	12.9%

Community Centers:
Occupancy	96.0%	94.3%

Base minimum rent PSF	$12.91	$12.48

Core Properties:
Occupancy	92.3%	92.9%

Base minimum rent PSF	$21.32	$21.00

Total Portfolio (including seven non-core properties):
Occupancy	91.5%	92.3%

Base minimum rent PSF	$21.15	$20.87

Note: Properties acquired from Glimcher in January 2015 are included in each period reported. Mall sales and occupancy costs for June 2015 including the seven non-core malls were $348 psf and 12.7%, respectively.

SUPPLEMENTAL INFORMATION | 10

LEASING RESULTS
WP Glimcher
Year-to-date through June 30, 2015

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Core Malls	363	317,131	757,824	1,074,955	$24.67	$27.59	$26.69	7.00	3.88	4.75	$11,873	$4,269	$37.44	$4.87
Community Centers	77	114,556	131,459	246,015	$17.40	$21.23	$19.42	6.71	3.84	4.95	$1,985	$16	$17.33	$0.12
SubTotal	440	431,687	889,283	1,320,970	$22.63	$26.55	$25.21	6.93	3.87	4.78	$13,858	$4,285	$32.10	$ 4.17

Non-Core Properties	64	72,034	119,098	191,132	$14.87	$20.31	$18.79	4.70	2.05	2.84	$200	$—	$2.78	$—

Total	504	503,721	1,008,381	1,512,102	$21.93	$25.83	$24.52	6.65	3.64	4.54	$14,058	$4,285	$27.91	$ 3.68

Note: The leasing results exclude anchor and office leases.

SUPPLEMENTAL INFORMATION | 11

RE-LEASING SPREADS
WP Glimcher
For the trailing 12 months ended June 30, 2015

	Square Footage of Openings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Community Centers:

New	143,159	$20.46	$16.83	$3.63	21.6%
Renewal	197,641	$22.27	$21.24	$1.03	4.8%
All Deals	340,800	$21.51	$19.36	$2.15	11.1%

Malls:

New	350,538	$32.93	$33.46	$(0.53)	(1.6)%
Renewal	1,238,403	$36.03	$35.31	$0.72	2.0%
All Deals	1,588,941	$35.35	$34.91	$0.44	1.3%

Total Portfolio:

New	493,697	$29.31	$28.50	$0.81	2.8%
Renewal	1,436,044	$34.14	$33.40	$0.74	2.2%
All Deals	1,929,741	$32.90	$32.16	$0.74	2.3%

Note: The Company's seven non-core malls are excluded from these metrics. Spreads including the non-core assets was 0.9%.

SUPPLEMENTAL INFORMATION | 12

TOP 10 TENANTS
WP Glimcher
As of June 30, 2015

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
Tenant Name	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Base Minimum Rent (1)

Signet Jewelers, Ltd.	180	238,702	0.4%	3.2%
L Brands, Inc.	142	662,241	1.0%	2.7%
Foot Locker, Inc.	124	509,444	0.8%	2.2%
Ascena Retail Group Inc.	121	614,299	0.9%	1.6%
Luxottica Group	103	278,939	0.4%	1.3%
Genesco Inc.	132	210,820	0.3%	1.3%
American Eagle Outfitters, Inc.	53	300,373	0.4%	1.2%
The Gap, Inc.	41	481,501	0.7%	1.2%
The Finish Line, Inc.	52	294,975	0.4%	1.2%
Claire's Stores Inc.	88	112,937	0.2%	0.8%

Anchor Stores (Ranked by Total GLA)
Tenant Name	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Base Minimum Rent (1)

Sears Holding Corporation (including Kmarts)	59	8,231,068	12.2%	1.1%
JCPenney Company, Inc.	49	6,214,282	9.2%	1.3%
Macy's, Inc.	36	6,027,126	8.9%	0.5%
Dillard's, Inc.	28	3,902,495	5.8%	0.1%
The Bon-Ton Stores, Inc.	19	1,856,405	2.7%	0.9%
Target Corporation	12	1,625,339	2.4%	0.0%
Kohl's Corporation	15	1,277,064	1.9%	0.9%
Belk, Inc.	13	1,070,585	1.6%	0.4%
Dick's Sporting Goods, Inc.	15	840,330	1.2%	1.3%
Burlington Stores, Inc.	10	814,577	1.2%	0.8%

(1) Total base minimum rent represents 2015 base rental revenues

SUPPLEMENTAL INFORMATION | 13

LEASE EXPIRATIONS
WP Glimcher
As of June 30, 2015

In-line Stores and Freestanding
	Number of Leases Expiring	Square Feet	Average Base Minimum Rent PSF	Percentage of Gross Annual Rental Revenues
Year
Month To Month Leases	254	656,609	$24.56	2.4%
2015	247	509,972	$29.43	2.3%
2016	1,017	3,133,641	$25.16	11.8%
2017	898	2,872,502	$25.20	10.9%
2018	705	2,135,020	$27.62	8.8%
2019	561	1,947,585	$26.79	7.8%
2020	429	1,724,253	$25.55	6.6%
2021	235	1,133,488	$23.27	4.0%
2022	246	1,071,152	$25.71	4.1%
2023	297	1,403,550	$24.33	5.1%
2024	236	919,057	$27.51	3.8%
2025	151	673,958	$25.96	2.6%
2026 and Thereafter	90	489,358	$22.53	1.7%
Specialty Leasing Agreements w/ terms in excess of 11 months	891	1,994,035	$11.70	3.5%

Anchors
	Number of Leases Expiring	Square Feet	Average Base Minimum Rent PSF	Percentage of Gross Annual Rental Revenues
Year
Month To Month Leases	1	20,117	$15.87	0.0%
2015	7	532,800	$3.95	0.3%
2016	35	1,555,090	$6.54	1.5%
2017	35	2,370,245	$5.04	1.8%
2018	46	2,600,531	$7.27	2.8%
2019	34	2,167,505	$6.21	2.0%
2020	57	2,947,133	$7.33	3.2%
2021	29	2,349,920	$7.16	2.5%
2022	18	1,016,203	$7.17	1.1%
2023	26	1,232,950	$8.35	1.5%
2024	16	851,919	$7.47	1.0%
2025	13	657,869	$14.19	1.4%
2026 and Thereafter	40	4,470,381	$7.81	5.2%
Specialty Leasing Agreements w/ terms in excess of 11 months	—	—	$0.00	0.0%

SUPPLEMENTAL INFORMATION | 14

CAPITAL EXPENDITURES
WP Glimcher
(dollars in thousands)

	Three Months Ended June 30, 2015	Three Months Ended June 30, 2014

New Developments	$384	$185
Redevelopments, Renovations, and Expansions	$27,461	$12,789

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$10,276	$11,251
Operational capital expenditures	6,371	4,497
Total Property Capital Expenditures	$16,647	$15,748

	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014

New Developments	$1,128	$974
Redevelopments, Renovations, and Expansions	$52,207	$42,852

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$18,039	$20,653
Operational capital expenditures	8,000	7,176
Total Property Capital Expenditures	$26,039	$27,829

Note: Properties acquired from Glimcher in January 2015 are included in all periods presented.

SUPPLEMENTAL INFORMATION | 15

MAJOR REDEVELOPMENT PROJECTS
WP Glimcher
As of June 30, 2015
(dollars in thousands)

Property Name	City	St	Estimated Total Costs (2)	Estimated Project Yield (2)	Costs Incurred to Date (1)	Estimated Completion (2)	Description

Current Projects:

Fairfield Town Center	Houston	TX	$75,000 - $85,000	8% - 9%	$3,200	2016/2017	Multi-phase retail development

Gateway Center	Austin	TX	$7,000 - $9,000	8% - 9%	$900	2016 2Q	Add Saks Fifth Avenue OFF 5TH

Jefferson Valley Mall	Yorktown Hts	NY	$32,000 - $36,000	7% - 8%	$3,500	2017 2Q	Redevelop center and add Dick's Sporting Goods

Mall at Fairfield Commons	Dayton	OH	$18,000 - $20,000	7% - 8%	$2,800	2015 4Q	Demolish former department store & replace with restaurants

Polaris Fashion Place (3)	Columbus	OH	$24,000 - $28,000	8% - 9%	$14,600	2015 4Q	New Dick's Sporting Goods and Field & Stream anchors

Rockaway Commons	Rockaway	NJ	$8,000 - $10,000	13% - 14%	$1,600	2015 4Q	Addition of Nordstrom Rack & DSW

Scottsdale Quarter - Phase III (3)	Scottsdale	AZ	$115,000 - $125,000	7% - 8%	$57,900	2015/2016	Multi-use addition to existing center

Town Center Plaza (3)	Leawood	KS	$30,000 - $35,000	7% - 8%	$7,500	2015/2016	New Arhaus, Restoration Hardware, and pedestrian walkway

Total major projects			$300,000 - $350,000	7% - 9%	$92,000

(1) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.

(2) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.

(3) Dollars shown are for full project amount.

Note that the project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment, although each project does benefit other aspects of the mall.

SUPPLEMENTAL INFORMATION | 16

WP GLIMCHER PROPERTY INFORMATION
As of June 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Anderson Mall	SC	Anderson	100%	671,028	315,839	355,189	12/1/2022	4.61%	Fixed	$19,730	$19,730
Arbor Hills	MI	Ann Arbor	93%	87,395	87,395	0	1/1/2026	4.27%	Fixed	$25,499	$23,620
Arboretum, The	TX	Austin	100%	194,956	194,956	0
Ashland Town Center	KY	Ashland	100%	434,310	330,920	103,390	7/6/2021	4.90%	Fixed	$39,543	$39,543
Bowie Town Center	MD	Bowie (Wash, D.C.)	100%	578,255	276,957	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	1,102,240	590,688	511,552
Brunswick Square	NJ	East Brunswick (New York)	100%	760,618	289,323	471,295	3/1/2024	4.80%	Fixed	$75,592	$75,592
Charlottesville Fashion Square	VA	Charlottesville	100%	576,977	353,274	223,703	4/1/2024	4.54%	Fixed	$49,100	$49,100
Chautauqua Mall	NY	Lakewood	100%	427,600	422,624	4,976
Chesapeake Square	VA	Chesapeake (VA Beach)	100%	759,935	560,426	199,509	2/1/2017	5.84%	Fixed	$63,315	$63,315
Clay Terrace	IN	Carmel (Indianapolis)	100%	501,730	482,854	18,876	10/1/2015	5.08%	Fixed	$115,000	$115,000
Colonial Park Mall	PA	Harrisburg	100%	739,121	371,675	367,446
Cottonwood Mall	NM	Albuquerque	100%	1,051,450	409,873	641,577	4/6/2024	4.82%	Fixed	$103,210	$103,210
Dayton Mall	OH	Dayton	100%	1,443,730	785,449	658,281	9/1/2022	4.57%	Fixed	$82,000	$82,000
Edison Mall	FL	Fort Myers	100%	1,054,368	572,076	482,292
Forest Mall (3)	WI	Fond Du Lac	100%	500,899	249,569	251,330
Grand Central Mall	WV	Parkersburg	100%	848,124	742,301	105,823	7/6/2020	6.05%	Fixed	$42,184	$42,184

SUPPLEMENTAL INFORMATION | 17

WP GLIMCHER PROPERTY INFORMATION
As of June 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Great Lakes Mall	OH	Mentor (Cleveland)	100%	1,287,355	580,222	707,133
Gulf View Square (3)	FL	Port Richey (Tampa)	100%	754,763	400,117	354,646
Indian Mound Mall	OH	Newark	100%	556,817	464,156	92,661
Irving Mall	TX	Irving (Dallas)	100%	1,053,599	490,055	563,544
Jefferson Valley Mall	NY	Yorktown Heights (New York)	100%	554,747	389,055	165,692
Knoxville Center (3)	TN	Knoxville	100%	960,809	506,197	454,612
Lima Mall	OH	Lima	100%	743,186	543,364	199,822
Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100%	421,990	421,990	0	4/1/2021	4.26%	Fixed	$51,994	$51,994
Lindale Mall	IA	Cedar Rapids	100%	712,916	462,163	250,753
Longview Mall	TX	Longview	100%	638,497	197,580	440,917
Malibu Lumber Yard	CA	Malibu	100%	31,479	31,479	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,007,108	857,696	149,412
Mall at Johnson City, The	TN	Johnson City	51%	570,995	495,587	75,408	5/6/2020	6.77%	Fixed	$51,901	$26,470
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	908,001	325,522	582,479
Markland Mall	IN	Kokomo	100%	418,019	414,539	3,480
Melbourne Square	FL	Melbourne	100%	705,656	420,838	284,818
Merritt Square Mall	FL	Merritt Island	100%	810,972	475,299	335,673	9/1/2015	5.35%	Fixed	$53,070	$53,070

SUPPLEMENTAL INFORMATION | 18

WP GLIMCHER PROPERTY INFORMATION
As of June 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Mesa Mall	CO	Grand Junction	100%	873,831	431,127	442,704	6/1/2016	5.79%	Fixed	$87,250	$87,250
Morgantown Mall	WV	Morgantown	100%	555,228	555,228	0
Muncie Mall	IN	Muncie	100%	636,565	386,765	249,800	4/1/2021	4.19%	Fixed	$36,289	$36,289
New Towne Mall	OH	New Philadelphia	100%	509,561	509,561	0
Northlake Mall (3)	GA	Atlanta	100%	962,949	576,549	386,400
Northtown Mall	MN	Blaine	100%	602,146	602,146	0
Northwoods Mall	IL	Peoria	100%	693,481	220,512	472,969
Oak Court Mall	TN	Memphis	100%	849,068	363,251	485,817	4/1/2021	4.76%	Fixed	$39,310	$39,310
Oklahoma City Properties	OK	Oklahoma City	99%	288,154	288,154	0
Orange Park Mall	FL	Orange Park (Jacksonville)	100%	959,525	556,345	403,180
Paddock Mall	FL	Ocala	100%	551,988	321,431	230,557
Pearlridge Center	HI	Aiea	51%	1,139,762	1,139,762	0	6/1/2025	3.53%	Fixed	$225,000	$114,750
Polaris Fashion Place	OH	Columbus	51%	1,437,831	685,612	752,219	3/1/2025	3.90%	Fixed	$225,000	$114,750
Port Charlotte Town Center	FL	Port Charlotte	100%	764,665	480,456	284,209	11/1/2020	5.30%	Fixed	$45,257	$45,257
Richmond Town Square (3)	OH	Richmond Heights (Cleveland)	100%	1,011,763	541,812	469,951
River Oaks Center (3)	IL	Calumet City (Chicago)	100%	1,192,571	688,312	504,259
River Valley Mall	OH	Lancaster	100%	521,578	521,578	0	1/11/2016	5.65%	Fixed	$45,365	$45,365

SUPPLEMENTAL INFORMATION | 19

WP GLIMCHER PROPERTY INFORMATION
As of June 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Rolling Oaks Mall	TX	San Antonio	100%	882,347	286,039	596,308
Rushmore Mall	SD	Rapid City	100%	829,230	752,754	76,476	2/1/2019	5.79%	Fixed	$94,000	$94,000
Scottsdale Quarter	AZ	Scottsdale	51%	542,653	542,653	0	6/1/2025	3.53%	Fixed	$165,000	$84,150
Seminole Towne Center	FL	Sanford (Orlando)	12%	1,104,689	591,399	513,290	5/6/2021	5.97%	Fixed	$56,920	$6,836
Southern Hills Mall	IA	Sioux City	100%	794,371	550,424	243,947	6/1/2016	5.79%	Fixed	$101,500	$101,500
Southern Park Mall	OH	Youngstown	100%	1,204,654	1,009,090	195,564
Sunland Park Mall	TX	El Paso	100%	922,167	327,230	594,937
Outlet Collection | Seattle, The	WA	Seattle	100%	921,384	921,384	0	1/12/2018	1.69%	Variable	$86,500	$86,500
Town Center at Aurora	CO	Aurora (Denver)	100%	1,082,834	342,893	739,941	4/1/2021	4.19%	Fixed	$55,000	$55,000
Town Center Crossing & Plaza	KS	Leawood	51%	621,195	499,962	121,233	2/1/2027	4.25%	Fixed	$36,288	$18,507
							2/1/2027	5.00%	Fixed	$72,982	$37,221
Towne West Square	KS	Wichita	100%	936,978	440,445	496,533	6/1/2021	5.61%	Fixed	$48,247	$48,247
Valle Vista Mall	TX	Harlingen	100%	650,504	492,104	158,400	5/10/2017	5.35%	Fixed	$40,000	$40,000
Virginia Center Commons (3)	VA	Glen Allen	100%	785,049	444,141	340,908
Waterford Lakes Town Center	FL	Orlando	100%	966,099	691,599	274,500
Weberstown Mall	CA	Stockton	100%	856,817	283,493	573,324	6/8/2016	5.90%	Fixed	$60,000	$60,000
West Ridge Mall	KS	Topeka	100%	995,609	391,498	604,111	3/6/2024	4.84%	Fixed	$42,416	$42,416

SUPPLEMENTAL INFORMATION | 20

WP GLIMCHER PROPERTY INFORMATION
As of June 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Malls
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,203,727	431,036	772,691	4/1/2024	4.65%	Fixed	$83,503	$83,503
WestShore Plaza	FL	Tampa	100%	1,076,275	847,813	228,462	10/1/2017	2.80%	Variable	$99,600	$99,600

Community Centers
Bloomingdale Court	IL	Bloomingdale (Chicago)	100%	686,640	375,095	311,545	11/1/2015	8.15%	Fixed	$24,499	$24,499
Bowie Town Center Strip	MD	Bowie (Wash, D.C.)	100%	106,589	40,927	65,662
Canyon View	CO	Grand Junction	100%	43,054	43,054	0	11/6/2023	5.47%	Fixed	$5,509	$5,509
Charles Towne Square	SC	Charleston	100%	71,794	71,794	0
Chesapeake Center	VA	Chesapeake (Virginia Beach)	100%	305,853	128,972	176,881
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	230,683	216,870	13,813	11/1/2023	4.82%	Fixed	$16,000	$16,000
Countryside Plaza	IL	Countryside (Chicago)	100%	403,756	204,295	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,673	109,154	59,519
DeKalb Plaza	PA	King of Prussia (Philadelphia)	100%	101,911	44,091	57,820
Empire East	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	249,488	245,999	3,489
Fairfield Town Center	TX	Houston	100%	108,000	0	108,000
Forest Plaza	IL	Rockford	100%	434,838	414,542	20,296	10/10/2019	7.50%	Fixed	$17,172	$17,172

SUPPLEMENTAL INFORMATION | 21

WP GLIMCHER PROPERTY INFORMATION
As of June 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
Gaitway Plaza	FL	Ocala	99%	208,051	207,251	800
Gateway Centers	TX	Austin	100%	512,320	403,317	109,003
Greenwood Plus	IN	Greenwood (Indianapolis)	100%	155,319	146,091	9,228
Henderson Square	PA	King of Prussia (Philadelphia)	100%	107,371	53,615	53,756	4/1/2016	4.43%	Fixed	$12,774	$12,774
Keystone Shoppes	IN	Indianapolis	100%	29,080	29,080	0
Lake Plaza	IL	Waukegan (Chicago)	100%	215,568	124,939	90,629
Lake View Plaza	IL	Orland Park (Chicago)	100%	367,370	311,961	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	387,240	356,803	30,437	10/10/2019	7.50%	Fixed	$16,087	$16,087
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing	IL	O'Fallon (St. Louis)	100%	243,326	37,861	205,465
MacGregor Village	NC	Cary	100%	144,301	144,301	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,670	317,535	123,135	10/6/2022	4.28%	Fixed	$23,881	$23,881
Markland Plaza	IN	Kokomo	100%	90,527	80,977	9,550
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Matteson Plaza	IL	Matteson (Chicago)	100%	272,336	180,936	91,400
Morgantown Commons	WV	Morgantown	100%	230,843	230,843	0
Muncie Towne Plaza	IN	Muncie	100%	172,617	172,617	0	10/10/2019	7.50%	Fixed	$6,688	$6,688

SUPPLEMENTAL INFORMATION | 22

WP GLIMCHER PROPERTY INFORMATION
As of June 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
North Ridge Shopping Center	NC	Raleigh	100%	169,640	164,240	5,400	12/1/2022	3.41%	Fixed	$12,500	$12,500
Northwood Plaza	IN	Fort Wayne	100%	208,076	79,877	128,199
Palms Crossing	TX	McAllen	100%	405,925	372,088	33,837	8/1/2021	5.49%	Fixed	$36,372	$36,372
Plaza at Buckland Hills, The	CT	Manchester	100%	329,885	218,986	110,899
Richardson Square	TX	Richardson (Dallas)	100%	517,265	41,354	475,911
Rockaway Commons	NJ	Rockaway (New York)	100%	238,253	229,145	9,108
Rockaway Town Plaza	NJ	Rockaway (New York)	100%	374,408	73,132	301,276
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	202,952	191,999	10,953
Shops at Arbor Walk, The	TX	Austin	100%	458,468	280,314	178,154	8/1/2021	5.49%	Fixed	$41,108	$41,108
Shops at North East Mall, The	TX	Hurst (Dallas)	100%	365,039	365,039	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	391,597	330,047	61,550
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	565,538	216,194	349,344
Village Park Plaza	IN	Carmel (Indianapolis)	100%	575,547	290,008	285,539
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Ridge Plaza	KS	Topeka	100%	254,480	99,987	154,493	3/6/2024	4.84%	Fixed	$10,604	$10,604

SUPPLEMENTAL INFORMATION | 23

WP GLIMCHER PROPERTY INFORMATION
As of June 30, 2015

							Debt Information
										Indebtedness
Property Name	St	City	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WP Glimcher Share
Community Centers
West Town Corners	FL	Altamonte Springs (Orlando)	100%	385,403	236,785	148,618
Westland Park Plaza	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	387,911	235,128	152,783	10/10/2019	7.50%	Fixed	$13,376	$13,376
Whitehall Mall	PA	Whitehall	100%	613,417	598,543	14,874	11/1/2018	7.00%	Fixed	$9,976	$9,976
Wolf Ranch	TX	Georgetown (Austin)	100%	627,284	415,098	212,186
Total				68,447,949	43,193,372	25,254,577				$2,764,111	$2,331,824

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of extension options.
(3) Non-core property

SUPPLEMENTAL INFORMATION | 24

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDA
Net income/(loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and unrealized remeasurement adjustment of derivative instrument.

- Funds from operations (FFO)
Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income/(loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.

- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)
Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income and sales from outparcels.

- Occupancy
Occupancy is the percentage of total owned square footage (GLA) which is leased as of the last day of the reporting period. For malls, all company owned space except for mall anchors, mall majors, office and mall outlots are included in the calculation. For community lifestyle centers, all owned GLA other than office are included in the calculation.

- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for mall stores of 10,000 sf or less.
- Re-leasing spread
Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For Malls, majors, freestanding and office tenants are excluded. For Community Centers, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing 12-month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance (CAM) and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.

- Sales PSF	Trailing twelve-month sales for in-line mall stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

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